Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ Bruce E. Jacobs

Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ Bruce E. Jacobs

Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 21st day of December, 2006.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 7th day of December, 2006.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ Edward L. Meyer, Jr.

Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 21st day of December, 2006.

/s/ Edward L. Meyer, Jr.

Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 21st day of December, 2006.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of February, 2006.

/s/ Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 22nd day of December, 2006.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the 2006 Equity Incentive Plan)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2006 Equity Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of February, 2006.

/s/ James B. Wigdale

James B. Wigdale

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the United Heritage Bankshares of Florida, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the United Heritage Bankshares of Florida, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 21st day of December, 2006.

/s/ James B. Wigdale

James B. Wigdale